UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 19, 2004 (October 19, 2004)

SigmaTel, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50391	74-2691412
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3815 South Capital of Texas Highway Building 3, Suite 300 Austin, Texas	78704
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(512) 381-3700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 19, 2004, SigmaTel, Inc. (“SigmaTel”) entered into a Consulting Agreement (the “Agreement”) with Robert T. Derby, an independent member of SigmaTel’s board of directors. Pursuant to the Agreement, Mr. Derby is to provide sale and sales organization consulting services to SigmaTel from time to time, as needed, on an hourly basis. In order to preserve Mr. Derby’s status as one of SigmaTel’s “independent” directors for purposes of complying with the NASDAQ rules regarding director independence, the Agreement provides that in no event will consulting fees paid to Mr. Derby within any consecutive 12-month period be in excess of $60,000. The Agreement is attached hereto as Exhibit 10.1.

Item 2.02 Results of Operation and Financial Condition.

On October 19, 2004, SigmaTel, Inc. (“SigmaTel”) issued a press release announcing its 2004 third quarter financial results, and on the same date held a related conference call to discuss these results. The full text of the press release issued in connection with the announcement is attached as Exhibit No. 99.1 to this Current Report on Form 8-K. The press release and conference call contain forward-looking statements regarding SigmaTel and include cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

The information in Item 2.02 of this Current Report on Form 8-K, and exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Use of Non-GAAP Financial Information

SigmaTel provides a non-GAAP measure of net income and net income per share in its earnings release. The presentation is intended to be a supplemental measure of performance and excludes (i) non-cash charges related to deferred stock-based compensation, (ii) a benefit for the removal of a valuation allowance on a deferred tax asset recorded in the third quarter of 2004, and (iii) a one-time litigation settlement charge in the third quarter of 2003. SigmaTel believes that excluding these charges represents a better basis for the comparison of its current results to its results for periods prior to its initial public offering and to the results of its peer companies. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with GAAP. The non-GAAP financial measures included in the press release have been reconciled to the corresponding GAAP financial measures as required under the rules of the Securities and Exchange Commission regarding the use of non-GAAP financial measures.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
10.1	Independent Contracting Agreement between SigmaTel, Inc. and Robert Derby, effective October 19, 2004

99.1	Press Release, dated October 19, 2004, announcing, among other things, 2004 third quarter results

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 19, 2004

SIGMATEL, INC.

By:	/S/ Ross A. Goolsby
Ross A. Goolsby
Vice President of Finance,
Chief Financial Officer and Secretary

EXHIBIT INDEX

EXHIBIT NO.
10.1	Independent Contracting Agreement between SigmaTel, Inc. and Robert Derby, effective October 19, 2004.

99.1	Press Release dated October 19, 2004.

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